                                                             EXHIBIT 10.1[4][b]

                             LEWIS GALOOB TOYS, INC.

                              500 FORBES BOULEVARD

                      SOUTH SAN FRANCISCO, CALIFORNIA 94080


                                                              December 20, 1994

Mark D. Goldman
1960 Grant Avenue, Unit 16
San Francisco, California  94133

Dear Mr. Goldman:

              Reference is made to that certain Agreement (the "Agreement") dated February 13, 1994 by and between you and Lewis Galoob Toys, Inc. This letter shall confirm your agreement to the amendment and restatement in its entirety of Annex A to the Agreement in the form set forth on Revised Annex A attached hereto.

              Please indicate your acceptance of and agreement with the terms hereof by returning an executed copy of this letter to my attention.


                                       Sincerely,

                                       LEWIS GALOOB TOYS, INC.

                                       By: /s/ Mark Shepherd
                                           -------------------------------
                                           Mark Shepherd
                                           Senior Vice President, Finance
                                           and Chief Financial Officer

Accepted and Agreed to
as of this 20th day of December, 1994.

/s/ Mark D. Goldman
-------------------
Mark D. Goldman

                                                                REVISED ANNEX A

Mark D. Goldman

              The Holder agrees, without the prior written authorization of the Company, not to sell, transfer, pledge, hypothecate or otherwise dispose of any shares of Common Stock acquired upon the exercise of New Options or any interest therein for a period of seven (7) months following such exercise. The Holder further agrees, without the prior written authorization of the Company, not to sell, transfer, pledge, hypothecate or otherwise dispose of any Shares for a period of seven (7) months after the applicable Restriction Date (as hereinafter defined) for such Shares. Finally, and in addition to the foregoing, the Holder agrees not to sell, transfer, pledge, hypothecate or otherwise dispose of any Shares until after the expiration of the period ending on the date of public release of the results of operations of the Company for the quarter and year ending December 31, 1994 (the "Blackout Period").

               In the event that, during the first six (6) months of any seven
(7) month period set forth above, the Holder shall, for any reason (other than death), cease to be an officer of the Company, then forthwith upon the occurrence of such event, the Holder, upon demand by the Company, hereby agrees
(i) to sell to the Company all shares of Common Stock which are subject to restriction for the seven (7) month period during which such event occurred for a price equal to the number of shares of Common Stock multiplied by $9.00 and
(ii) to surrender to the Company all Shares which are subject to restriction for the seven (7) month period during which such event occurred. In addition, in the event that, during the Blackout Period, the Holder shall voluntarily terminate his employment with the Company, then forthwith upon the occurrence of such event, the Holder, upon demand by the Company, hereby agrees to surrender to the Company all Shares which are or were subject to the Blackout Period.

              The Holder's New Options will vest as follows:

133,334 shares issuable upon exercise of New Options vested upon grant;
 9,877 shares issuable upon exercise of New Options vested on April 22, 1994; 66,666 shares issuable upon exercise of New Options shall vest on January 30,
  1995;
 9,877 shares issuable upon exercise of New Options shall vest on April 22,
  1995;
 9,876 shares issuable upon exercise of New Options shall vest on April 22, 1996.

              In addition to the restrictions set forth above which will be legended on the certificates evidencing the Holder's Shares, the certificates evidencing the Holder's Shares will contain a restrictive legend preventing the Shares from being sold, transferred, pledged, hypothecated or otherwise disposed of until the dates (each, a "Restriction Date") set forth next to the amounts below:

70,991 Shares - no additional legend
 7,609 Shares - legend is no longer applicable
35,495 Shares - January 30, 1995
 7,608 Shares - April 22, 1995
 7,608 Shares - April 22, 1996

                             LEWIS GALOOB TOYS, INC.

                              500 FORBES BOULEVARD

                      SOUTH SAN FRANCISCO, CALIFORNIA 94080


                                                      December 20, 1994

Louis Novak
97 Filbert Street
Sausalito, California  94965

Dear Mr. Novak:

              Reference is made to that certain Agreement (the "Agreement" ) dated February 13, 1994 by and between you and Lewis Galoob Toys, Inc. This letter shall confirm your agreement to the amendment and restatement in its entirety of Annex A to the Agreement in the form set forth on Revised Annex A attached hereto.

              Please indicate your acceptance of and agreement with the terms hereof by returning an executed copy of this letter to my attention.


                                             Sincerely,


                                             LEWIS GALOOB TOYS, INC.


                                             By: /s/ Mark Shepherd
                                                 ------------------------------
                                                 Mark Shepherd
                                                 Senior Vice President, Finance
                                                 and Chief Financial Officer

Accepted and Agreed to
as of this 20th day of December, 1994.

/s/ Louis Novak
---------------
Louis Novak

                                                          REVISED ANNEX A

Louis Novak

              The Holder agrees, without the prior written authorization of the Company, not to sell, transfer, pledge, hypothecate or otherwise dispose of any shares of Common Stock acquired upon the exercise of New Options or any interest therein for a period of seven (7) months following such exercise. The Holder further agrees, without the prior written authorization of the Company, not to sell, transfer, pledge, hypothecate or otherwise dispose of any Shares for a period of seven (7) months after the applicable Restriction Date (as hereinafter defined) for such Shares. Finally, and in addition to the foregoing, the Holder agrees not to sell, transfer, pledge, hypothecate or otherwise dispose of any Shares until after the expiration of the period ending on the date of public release of the results of operations of the Company for the quarter and year ending December 31, 1994 (the "Blackout Period").

              In the event that, during the first six (6) months of any seven
(7) month period set forth above, the Holder shall, for any reason (other than death), cease to be an officer of the Company, then forthwith upon the occurrence of such event, the Holder, upon demand by the Company, hereby agrees
(i) to sell to the Company all shares of Common Stock which are subject to restriction for the seven (7) month period during which such event occurred for a price equal to the number of shares of Common Stock multiplied by $9.00 and
(ii) to surrender to the Company all Shares which are subject to restriction for the seven (7) month period during which such event occurred. In addition, in the event that, during the Blackout Period, the Holder shall voluntarily terminate his employment with the Company, then forthwith upon the occurrence of such event, the Holder, upon demand by the Company, hereby agrees to surrender to the Company all Shares which are or were subject to the Blackout Period.

           The Holder's New Options will vest as follows:

91,667 shares issuable upon exercise of New Options vested upon grant;
 6,790 shares issuable upon exercise of New Options vested on April 22, 1994; 45,833 shares issuable upon exercise of New Options shall vest on January 30,
 1995;
 6,790 shares issuable upon exercise of New Options shall vest on April
 22, 1995;
 6,790 shares issuable upon exercise of New Options shall vest on April 22, 1996.

              In addition to the restrictions set forth above which will be legended on the certificates evidencing the Holder's Shares, the certificates evidencing the Holder's Shares will contain a restrictive legend preventing the Shares from being sold, transferred, pledged, hypothecated or otherwise disposed of until the dates (each, a "Restriction Date") set forth next to the amounts below:

48,806 Shares - no additional legend
 5,231 Shares - legend is no longer applicable
24,403 Shares - January 30, 1995
 5,230 Shares - April 22, 1995
 5,230 Shares - April 22, 1996

                             LEWIS GALOOB TOYS, INC.

                              500 FORBES BOULEVARD

                      SOUTH SAN FRANCISCO, CALIFORNIA 94080

                                                     December 20, 1994

Gary Niles
255 Beverly Drive
San Carlos, California  94070

Dear Mr. Niles:

              Reference is made to that certain Agreement (the "Agreement" ) dated February 13, 1994 by and between you and Lewis Galoob Toys, Inc. This letter shall confirm your agreement to the amendment and restatement in its entirety of Annex A to the Agreement in the form set forth on Revised Annex A attached hereto.

              Please indicate your acceptance of and agreement with the terms hereof by returning an executed copy of this letter to my attention.


                                            Sincerely,


                                            LEWIS GALOOB TOYS, INC.

                                            By: /s/ Mark Shepherd
                                                ------------------------------
                                                Mark Shepherd
                                                Senior Vice President, Finance
                                                and Chief Financial Officer

Accepted and Agreed to
as of this 20th day of December, 1994.

/s/ Gary Niles
--------------
Gary Niles

                                                    REVISED ANNEX A

Gary Niles

              The Holder agrees, without the prior written authorization of the Company, not to sell, transfer, pledge, hypothecate or otherwise dispose of any shares of Common Stock acquired upon the exercise of New Options or any interest therein for a period of seven (7) months following such exercise. The Holder further agrees, without the prior written authorization of the Company, not to sell, transfer, pledge, hypothecate or otherwise dispose of any Shares for a period of seven (7) months after the applicable Restriction Date (as hereinafter defined) for such Shares. Finally, and in addition to the foregoing, the Holder agrees not to sell, transfer, pledge, hypothecate or otherwise dispose of any Shares until after the expiration of the period ending on the date of public release of the results of operations of the Company for the quarter and year ending December 31, 1994 (the "Blackout Period").

              In the event that, during the first six (6) months of any seven
(7) month period set forth above, the Holder shall, for any reason (other than death), cease to be an officer of the Company, then forthwith upon the occurrence of such event, the Holder, upon demand by the Company, hereby agrees
(i) to sell to the Company all shares of Common Stock which are subject to restriction for the seven (7) month period during which such event occurred for a price equal to the number of shares of Common Stock multiplied by $9.00 and
(ii) to surrender to the Company all Shares which are subject to restriction for the seven (7) month period during which such event occurred. In addition, in the event that, during the Blackout Period, the Holder shall voluntarily terminate his employment with the Company, then forthwith upon the occurrence of such event, the Holder, upon demand by the Company, hereby agrees to surrender to the Company all Shares which are or were subject to the Blackout Period.

                 The Holder's New Options will vest as follows:

91,667 shares issuable upon exercise of New Options vested upon grant;
 6,790 shares issuable upon exercise of New Options vested on April 22, 1994; 45,833 shares issuable upon exercise of New Options shall vest on January 30,
 1995;
 6,790 shares issuable upon exercise of New Options shall vest on April
 22, 1995;
 6,790 shares issuable upon exercise of New Options shall vest on April 22, 1996.

              In addition to the restrictions set forth above which will be legended on the certificates evidencing the Holder's Shares, the certificates evidencing the Holder's Shares will contain a restrictive legend preventing the Shares from being sold, transferred, pledged, hypothecated or otherwise disposed of until the dates (each, a "Restriction Date") set forth next to the amounts below:

48,806 Shares - no additional legend
 5,231 Shares - legend is no longer applicable
24,403 Shares - January 30, 1995
 5,230 Shares - April 22, 1995
 5,230 Shares - April 22, 1996

                             LEWIS GALOOB TOYS, INC.

                              500 FORBES BOULEVARD

                      SOUTH SAN FRANCISCO, CALIFORNIA 94080


                                                      December 20, 1994

William G. Catron
1060 Siskiyou Drive
Menlo Park, California  94025

Dear Mr. Catron:

              Reference is made to that certain Agreement (the "Agreement" ) dated February 13, 1994 by and between you and Lewis Galoob Toys, Inc. This letter shall confirm your agreement to the amendment and restatement in its entirety of Annex A to the Agreement in the form set forth on Revised Annex A attached hereto.

              Please indicate your acceptance of and agreement with the terms hereof by returning an executed copy of this letter to my attention.

                                              Sincerely,

                                              LEWIS GALOOB TOYS, INC.

                                              By: /s/ Mark Shepherd
                                                  -----------------------------
                                                  Mark Shepherd
                                                  Senior Vice President, Finance
                                                  and Chief Financial Officer

Accepted and Agreed to
as of this 20th day of December, 1994.

/s/ William G. Catron
---------------------
William G. Catron

                                                          REVISED ANNEX A

William G. Catron

              The Holder agrees, without the prior written authorization of the Company, not to sell, transfer, pledge, hypothecate or otherwise dispose of any shares of Common Stock acquired upon the exercise of New Options or any interest therein for a period of seven (7) months following such exercise. The Holder further agrees, without the prior written authorization of the Company, not to sell, transfer, pledge, hypothecate or otherwise dispose of any Shares for a period of seven (7) months after the applicable Restriction Date (as hereinafter defined) for such Shares. Finally, and in addition to the foregoing, the Holder agrees not to sell, transfer, pledge, hypothecate or otherwise dispose of any Shares until after the expiration of the period ending on the date of public release of the results of operations of the Company for the quarter and year ending December 31, 1994 (the "Blackout Period").

              In the event that, during the first six (6) months of any seven
(7) month period set forth above, the Holder shall, for any reason (other than death), cease to be an officer of the Company, then forthwith upon the occurrence of such event, the Holder, upon demand by the Company, hereby agrees
(i) to sell to the Company all shares of Common Stock which are subject to restriction for the seven (7) month period during which such event occurred for a price equal to the number of shares of Common Stock multiplied by $9.00 and
(ii) to surrender to the Company all Shares which are subject to restriction for the seven (7) month period during which such event occurred. In addition, in the event that, during the Blackout Period, the Holder shall voluntarily terminate his employment with the Company, then forthwith upon the occurrence of such event, the Holder, upon demand by the Company, hereby agrees to surrender to the Company all Shares which are or were subject to the Blackout Period.

                 The Holder's New Options will vest as follows:

25,000 shares issuable upon exercise of New Options vested upon grant;
 3,704 shares issuable upon exercise of New Options vested on April 22, 1994; 25,000 shares issuable upon exercise of New Options vested on April 30, 1994;
 3,704 shares issuable upon exercise of New Options shall vest on April 22, 1995;
25,000 shares issuable upon exercise of New Options shall vest on April 30, 1995;
 3,703 shares issuable upon exercise of New Options shall vest on April
 22, 1996.

              In addition to the restrictions set forth above which will be legended on the certificates evidencing the Holder's Shares, the certificates evidencing the Holder's Shares will contain a restrictive legend preventing the Shares from being sold, transferred, pledged, hypothecated or otherwise disposed of until the dates (each, a "Restriction Date") set forth next to the amounts below:

13,311 Shares - no additional legend
 2,853 Shares - legend is no longer applicable
13,311 Shares - legend is no longer applicable
 2,853 Shares - April 22, 1995
13,310 Shares - April 30, 1995
 2,853 Shares - April 22, 1996

                             LEWIS GALOOB TOYS, INC.

                              500 FORBES BOULEVARD

                      SOUTH SAN FRANCISCO, CALIFORNIA 94080

                                                            December 20, 1994

Ronald Hirschfeld
425 Castenada
San Francisco, California  94116

Dear Mr. Hirschfeld:

              Reference is made to that certain Agreement (the "Agreement" ) dated February 13, 1994 by and between you and Lewis Galoob Toys, Inc. This letter shall confirm your agreement to the amendment and restatement in its entirety of Annex A to the Agreement in the form set forth on Revised Annex A attached hereto.

              Please indicate your acceptance of and agreement with the terms hereof by returning an executed copy of this letter to my attention.

                                           Sincerely,

                                           LEWIS GALOOB TOYS, INC.

                                           By: /s/ Mark Shepherd
                                               ------------------------------
                                               Mark Shepherd
                                               Senior Vice President, Finance
                                               and Chief Financial Officer

Accepted and Agreed to
as of this 20th day of December, 1994.

/s/ Ronald Hirschfeld
---------------------
Ronald Hirschfeld

                                                    REVISED ANNEX A

Ronald Hirschfeld

              The Holder agrees, without the prior written authorization of the Company, not to sell, transfer, pledge, hypothecate or otherwise dispose of any shares of Common Stock acquired upon the exercise of New Options or any interest therein for a period of seven (7) months following such exercise. The Holder further agrees, without the prior written authorization of the Company, not to sell, transfer, pledge, hypothecate or otherwise dispose of any Shares for a period of seven (7) months after the applicable Restriction Date (as hereinafter defined) for such Shares. Finally, and in addition to the foregoing, the Holder agrees not to sell, transfer, pledge, hypothecate or otherwise dispose of any Shares until after the expiration of the period ending on the date of public release of the results of operations of the Company for the quarter and year ending December 31, 1994 (the "Blackout Period").

              In the event that, during the first six (6) months of any seven
(7) month period set forth above, the Holder shall, for any reason (other than death), cease to be an officer of the Company, then forthwith upon the occurrence of such event, the Holder, upon demand by the Company, hereby agrees
(i) to sell to the Company all shares of Common Stock which are subject to restriction for the seven (7) month period during which such event occurred for a price equal to the number of shares of Common Stock multiplied by $9.00 and
(ii) to surrender to the Company all Shares which are subject to restriction for the seven (7) month period during which such event occurred. In addition, in the event that, during the Blackout Period, the Holder shall voluntarily terminate his employment with the Company, then forthwith upon the occurrence of such event, the Holder, upon demand by the Company, hereby agrees to surrender to the Company all Shares which are or were subject to the Blackout Period.

           The Holder's New Options will vest as follows:

50,000 shares issuable upon exercise of New Options vested upon grant;
 3,704 shares issuable upon exercise of New Options vested on April 22, 1994; 25,000 shares issuable upon exercise of New Options shall vest on January 30,
 1995;
 3,704 shares issuable upon exercise of New Options shall vest on April
 22, 1995;
 3,703 shares issuable upon exercise of New Options shall vest on April 22, 1996.

              In addition to the restrictions set forth above which will be legended on the certificates evidencing the Holder's Shares, the certificates evidencing the Holder's Shares will contain a restrictive legend preventing the Shares from being sold, transferred, pledged, hypothecated or otherwise disposed of until the dates (each, a Restriction Date") set forth next to the amounts below:

26,622 Shares - no additional legend
 2,853 Shares - legend is no longer applicable
13,310 Shares - January 30, 1995
 2,853 Shares - April 22, 1995
 2,853 Shares - April 22, 1996

                             LEWIS GALOOB TOYS, INC.

                              500 FORBES BOULEVARD

                      SOUTH SAN FRANCISCO, CALIFORNIA 94080

                                                            December 20, 1994

Mark Shepherd
2975 Eaton Avenue
San Carlos, California  94070

Dear Mr. Shepherd:

              Reference is made to that certain Agreement (the "Agreement" ) dated February 13, 1994 by and between you and Lewis Galoob Toys, Inc. This letter shall confirm your agreement to the amendment and restatement in its entirety of Annex A to the Agreement in the form set forth on Revised Annex A attached hereto.

              Please indicate your acceptance of and agreement with the terms hereof by returning an executed copy of this letter to my attention.

                                   Sincerely,

                                   LEWIS GALOOB TOYS, INC.
                                   By:  /s/ Mark D. Goldman
                                        -------------------------------------
                                        Mark D. Goldman
                                        President and Chief Executive Officer

Accepted and Agreed to
as of this 20th day of December, 1994.

/s/ Mark Shepherd
-----------------
Mark Shepherd

                                                       REVISED ANNEX A

Mark Shepherd

              The Holder agrees, without the prior written authorization of the Company, not to sell, transfer, pledge, hypothecate or otherwise dispose of any shares of Common Stock acquired upon the exercise of New Options or any interest therein for a period of seven (7) months following such exercise. The Holder further agrees, without the prior written authorization of the Company, not to sell, transfer, pledge, hypothecate or otherwise dispose of any Shares for a period of seven (7) months after the applicable Restriction Date (as hereinafter defined) for such Shares. Finally, and in addition to the foregoing, the Holder agrees not to sell, transfer, pledge, hypothecate or otherwise dispose of any Shares until after the expiration of the period ending on the date of public release of the results of operations of the Company for the quarter and year ending December 31, 1994 (the "Blackout Period").

              In the event that, during the first six (6) months of any seven
(7) month period set forth above, the Holder shall, for any reason (other than death), cease to be an officer of the Company, then forthwith upon the occurrence of such event, the Holder, upon demand by the Company, hereby agrees
(i) to sell to the Company all shares of Common Stock which are subject to restriction for the seven (7) month period during which such event occurred for a price equal to the number of shares of Common Stock multiplied by $9.00 and
(ii) to surrender to the Company all Shares which are subject to restriction for the seven (7) month period during which such event occurred. In addition, in the event that, during the Blackout Period, the Holder shall voluntarily terminate his employment with the Company, then forthwith upon the occurrence of such event, the Holder, upon demand by the Company, hereby agrees to surrender to the Company all Shares which are or were subject to the Blackout Period.

           The Holder's New Options will vest as follows:

16,667 shares issuable upon exercise of New Options vested upon grant;
 2,470 shares issuable upon exercise of New Options vested on April 22, 1994; 16,666 shares issuable upon exercise of New Options vested on April 30, 1994;
 2,469 shares issuable upon exercise of New Options shall vest on April 22, 1995;
16,667 shares issuable upon exercise of New Options shall vest on April 30, 1995;
 2,469 shares issuable upon exercise of New Options shall vest on April
 22, 1996;

              In addition to the restrictions set forth above which will be legended on the certificates evidencing the Holder's Shares, the certificates evidencing the Holder's Shares will contain a restrictive legend preventing the Shares from being sold, transferred, pledged, hypothecated or otherwise disposed of until the dates (each, a Restriction Date") set forth next to the amounts below:

8,874 Shares - no additional legend
1,903 Shares - legend is no longer applicable
8,874 Shares - legend is no longer applicable
1,902 Shares - April 22, 1995
8,873 Shares - April 30, 1995
1,902 Shares - April 22, 1996

                             LEWIS GALOOB TOYS, INC.

                              500 FORBES BOULEVARD

                      SOUTH SAN FRANCISCO, CALIFORNIA 94080

                                                         December 20, 1994

H. Alan Gaudie
1448 Ranchita Court
Los Altos, California 94024

Dear Mr. Gaudie:

              Reference is made to that certain Agreement (the "Agreement" ) dated February 15, 1994 by and between you and Lewis Galoob Toys, Inc. This letter shall confirm your agreement to the amendment and restatement in its entirety of Annex A to the Agreement in the form set forth on Revised Annex A attached hereto.

              Please indicate your acceptance of and agreement with the terms hereof by returning an executed copy of this letter to my attention.

                               Sincerely,

                               LEWIS GALOOB TOYS, INC.

                               By: /s/ Mark Shepherd
                                   ---------------------------
                                   Mark Shepherd
                                   Senior Vice President, Finance
                                   and Chief Financial Officer

Accepted and Agreed to
as of this 20th day of December, 1994.

H. Alan Gaudie
--------------
H. Alan Gaudie

                                                          REVISED ANNEX A

H. Alan Gaudie

              The Holder agrees, without the prior written authorization of the Company, not to sell, transfer, pledge, hypothecate or otherwise dispose of any shares of Common Stock acquired upon the exercise of New Options or any interest therein for a period of seven (7) months following such exercise. The Holder further agrees, without the prior written authorization of the Company, not to sell, transfer, pledge, hypothecate or otherwise dispose of any Shares for a period of seven (7) months after the applicable Restriction Date (as hereinafter defined) for such Shares. Finally, and in addition to the foregoing, the Holder agrees not to sell, transfer, pledge, hypothecate or otherwise dispose of any Shares until after the expiration of the period ending on the date of public release of the results of operations of the Company for the quarter and year ending December 31, 1994 (the "Blackout Period").

              In the event that, during the first six (6) months of any seven
(7) month period set forth above, the Holder shall, for any reason (other than death), cease to be an officer of the Company, then forthwith upon the occurrence of such event, the Holder, upon demand by the Company, hereby agrees
(i) to sell to the Company all shares of Common Stock which are subject to restriction for the seven (7) month period during which such event occurred for a price equal to the number of shares of Common Stock multiplied by $9.00 and
(ii) to surrender to the Company all Shares which are subject to restriction for the seven (7) month period during which such event occurred. In addition, in the event that, during the Blackout Period, the Holder shall voluntarily terminate his employment with the Company, then forthwith upon the occurrence of such event, the Holder, upon demand by the Company, hereby agrees to surrender to the Company all Shares which are or were subject to the Blackout Period.

           The Holder's New Options will vest as follows:

16,667 shares issuable upon exercise of New Options vested upon grant;
 8,333 shares issuable upon exercise of New Options shall vest on January 30, 1995;

              In addition to the restrictions set forth above which will be legended on the certificates evidencing the Holder's Shares, the certificates evidencing the Holder's Shares will contain a restrictive legend preventing the Shares from being sold, transferred, pledged, hypothecated or otherwise disposed of until the dates (each, a Restriction Date") set forth next to the amounts below:

8,874 Shares - no legend
4,437 Shares - January 30, 1995